                                        AMWAY
                                        MUTUAL
                                        FUND,
                                         INC.

                                        ANNUAL
                                        REPORT
                                         1995

                                AMF LOGO INSERTED HERE

                     Printed in U.S.A.        SB0606  L-6882-SAC


BULK RATE
U.S. POSTAGE
PAID
ADA, MI
PERMIT 100


AMWAY MUTUAL FUND, INC.7575 Fulton Street EastAda, Michigan 49355-7150

                               AMWAY MUTUAL FUND, INC.

Dear Shareholders:



We are pleased to provide you with the Annual Report for Amway Mutual Fund, Inc. for the period ended December 31, 1995.




1995 was an extraordinarily successful year for investments in stocks, with performance results substantially above historical norms. The strength of the market aided in a successful transition to a new Sub-Advisor for the Fund, Ark Asset Management, which was approved by shareholders at the Fund's Annual Meeting held during June, 1995.


We believe that Ark's highly disciplined stock selection process and sell disciplines will lead to good relative performance as compared to the indices during strong markets. Also, and of equal importance, these disciplines should prove successful during volatile and down markets, thereby providing added protection to your assets during periods of uncertainty.


Included in your Annual Report is a discussion of the factors, market conditions and the investment strategies and techniques pursued by the Fund, which impacted the Fund's performance during the calendar year 1995. Even though equity markets by their very nature may continue to experience volatility, you may help to temper the effects of market volatility on your investments and reduce the risks of market-timing decisions through a systematic program of investing on a regular basis. Such a program does not assure a profit and does not protect against loss in declining markets.



We will continue our best efforts to provide you with superior performance and service which enables your investment to grow.


Sincerely,




James J. Rosloniec                      Allan D. Engel
President and Treasurer                 Secretary and Assistant Treasurer





DIRECTORS
Richard A. DeWitt
Allan D. Engel
Donald H. Johnson
Walter T. Jones
James J. Rosloniec

INVESTMENT ADVISOR
Amway Management Company
7575 Fulton Street, East
Ada, Michigan  49355-7150

SUB-ADVISOR
Ark Asset Management  Co., Inc..
One New York Plaza
New York, NY 10004

TRANSFER AGENT
Amway Stock Transfer  Co.
7575 Fulton Street,  East
Ada, Michigan 49355-7150

CUSTODIAN
Michigan National  Bank
Grand Rapids, Michigan 49501


AUDITORS
BDO Seidman, LLP
99 Monroe Avenue, N.W.
Grand Rapids, Michigan 49503

LEGAL MATTERS
John Dougherty
Attorney At Law
1155 Connecticut Ave. NW, Suite 500
Washington, D.C. 20036

                               AMWAY MUTUAL FUND, INC.


                                  PERFORMANCE REVIEW



The fund is pleased to provide you with an overview of the performance of your Fund for the year ended December 31, 1995.



Total Return Performance*


For the Year Ended Dec. 31, 1995
(not adjusted for any sales charge)

Amway Mutual Fund, Inc.                                          30.55%

Russell 1000-Registered Trademark- Growth Index**                37.58%

Standard & Poor's 500 Stock Index***                             38.35%


DIVIDEND REVIEW


For the fiscal year, your Fund experienced an increase of 30.55 percent. The Fund paid a total of $.11 per share in income dividends and $1.42 per share in long-term capital gain dividends during the fiscal year.




Following is a review of the Fund's Portfolio Investment Strategy, and performance results presented by Ark Asset Management Co., Inc., the Fund's Sub-Advisor.




INVESTMENT REVIEW-1995
One year ago most investors were concerned about too strong an economy, high inflation, and high interest rates. Investors concluded that the market would stage a modest rally after a poor 1994. As they say, the rest is history. The reality of a weaker economy, low inflation, and low interest rates resulted in an unexpected stock market rally of major proportions in 1995.



During the first six months of 1995, the market, as measured by the S&P 500, increased 20.2%. This was virtually a straight-up move led by technology issues. The second half of 1995 was also a strong period for the market, but characterized by a vicious rotation which began with technology issues doing well and ended with a big sell-off in the technology group and other areas. This produced a great deal of under-performance relative to the S&P 500 in the second half of the year for many investment portfolios.

Your fund under-performed relative to the S&P 500 during the first six months due to an underweighting relative to the S&P 500, for risk avoidance purposes, in the most aggressive electronic technology issues and financial stocks which were also strong, and because of the normal cash reserves that reduced the Fund's performance. However, the second half produced better relative results due to initial overweights relative to the S&P 500 in financial, multi-industry and transportation issues which were complimented by strong performances in certain consumer related issues and helped by a large underweighting in technology issues which experienced a sharp decline in the final quarter of the year.

                               AMWAY MUTUAL FUND, INC..

Ark Investment Management as Sub-Advisor for the Fund, began managing the Fund's portfolio on May 1, 1995. The portfolio was restructured and positioned so that it reflected Ark's investment strategies for the second half of 1995. Those strategies reflect a strong value discipline in our investment process. While not all issues owned will pay a dividend, most do pay dividends and the yield will generally be at or higher than that of the S&P 500. Because we have very conservative sell targets, you will often see that the issues owned at the beginning of the year will not be in the account at the end of the year. Especially if an individual stock performs well relative to the market, it would not be unusual for us to sell that issue and re-invest the proceeds in other more undervalued stocks.

As an example, one of the reasons for stronger performance relative to the S&P 500 in the second half of 1995 was the overweighting relative to the S&P 500 in financial assets. However, as these issues moved higher in price over the summer and early fall we began selling them into strength, particularly the bank stocks, so that by year end they were underweighted just as they began to under-perform.

OUTLOOK
The final quarter of 1995 was characterized by a major market sell-off in technology issues as well as other more economically sensitive issues such as papers, metals, and retail stores. This sell-off was due to investors' belief that the economy would remain weak during the first half of 1996 with consumers paying down debt due to their overuse of credit cards. The Fund has added to positions in the areas of weakness due to their attractive valuations. We expect 1996 to be a year where many stocks will disappoint investors' expectations for earnings growth and where it will be far more difficult to earn an acceptable rate of return than in 1995. With interest rates already low, there is no guarantee that the bond market will have the positive impact on stock prices in 1996 that it had in 1995. For example, if wages begin to increase at rates above that of the early nineties, it is possible that the CPI actually would increase in 1996. This would not be good for interest rates or the stock market. Offsetting this would be a slightly better economy led by consumer spending and renewed confidence in government economic policy, assuming a budget agreement is reached in early 1996.

We begin 1996 with a portfolio which has a lower price-earnings ratio than the S&P 500. This should allow the Fund to be positioned to defend asset values during any downturn. It continues to be our expectation that our stock selection disciplines will help us in rising markets. We expect this will be a year with increased volatility in the market. The Fund is prepared to respond immediately to changing market circumstances and expects to have a good year relative to the S&P 500.

                               AMWAY MUTUAL FUND, INC..

AVERAGE ANNUAL TOTAL RETURNS****


     For Periods Ended 12/31/95 (adjusted for the maximum sales charge of 3.00%)

                                        1         5         10
                                       Year      Year      Year

Amway Mutual Fund, Inc.               27.59%     14.01%    13.22%


Past performance is not predictive of future performance. Returns and net asset value fluctuate. Shares are redeemable at current net asset value, which may be more or less than original cost.



Growth of an assumed $10,000 investment in Amway Mutual Fund from 1/3/86 through 12/31/95.




                                  INSERT GRAPH HERE




In comparing the Amway Mutual Fund, Inc. to the two indices, you should also note that the Fund's performance reflects the maximum sales charge of 3.00%, while no such charges are reflected in the performance of the indices.




   * Total return and average annual total return measure net investment income and capital gain or loss from portfolio investments, assuming reinvestment of all dividends and, for average annual total return only, adjustment for the maximum sales charge of 3.00%. Average annual total return reflects annualized change while total return reflects aggregate change. During the periods noted, securities prices fluctuated. For additional information, see the Prospectus and Statement of Additional Information and the Financial Highlights at the end of this report.



  ** The Russell 1000-Registered Trademark- Growth Index is an unmanaged index to which the Fund has compared its performance in previous years. It is comprised of common stocks of larger U.S. companies with greater than average growth orientation. Since it has a growth orientation which is not as dominate with the new sub-advisor, it will not be used by the Fund for comparison purposes in the future.




 *** The Standard & Poor's 500 Stock Index is an unmanaged index generally representative of the U.S. stock market.


**** Includes reinvestment of dividends and adjustment for the maximum sales charge of 3.00%.

                               AMWAY MUTUAL FUND, INC.


                               SCHEDULE OF INVESTMENTS

                                  DECEMBER 31, 1995


COMMON STOCK--97.85%                                     Market
                                     Shares               Value
                                     ------              ------
                                                           $
AUTO REPAIR, SERVICES,
AND GARAGES--1.20%
 Ryder System, Inc.                  37,500             928,125
                                                      ---------
BANKING--2.94%
 Chemical Banking Corp.              29,500           1,733,125
 Nationsbank Corp.                    7,700             536,113
                                                      ---------
                                                      2,269,238
                                                      ---------
BUILDING MATERIALS AND
GARDEN SUPPLIES--.30%
 Lowe's Cos.                          6,900             231,150
                                                      ---------
BUSINESS SERVICES--3.56%
 Dun & Bradstreet Corp.               9,500             615,125
 Nynex Corp.                          8,600             464,400
 Xerox Corp.                         12,200           1,671,400
                                                      ---------
                                                      2,750,925
                                                      ---------
CHEMICALS & ALLIED
PRODUCTS--6.34%
 Bristol-Meyers Squibb Co.           16,600           1,425,525
 DuPont (E.I.) De Nemours            23,400           1,635,075
 Monsanto Co.                         8,800           1,078,000
 Pharmacia/Upjohn, Inc.              19,600             759,500
                                                      ---------
                                                      4,898,100
                                                      ---------
COMMUNICATION--6.14%
 AT&T Corp.                          18,900           1,223,775
 MCI Communications Corp.            34,700             908,706
 Sprint Corp. Com.                   29,800           1,188,275
*Tele Communication Inc.             71,300           1,421,544
                                                      ---------
                                                      4,742,300
                                                      ---------
CREDIT AGENCIES OTHER
THAN BANKS--.43%
 American Express Co.                 8,100             335,138
                                                      ---------

ELECTRIC & ELECTRONIC
EQUIPMENT--8.14%
 Alliedsignal, Inc.                  46,900           2,227,750
 General Electric Co.                15,600           1,123,200
 Raytheon Co.                        10,000             472,500
 Rockwell International              30,600           1,617,975
 Texas Instruments, Inc.             16,400             848,700
                                                      ---------
                                                      6,290,125
                                                      ---------
ELECTRIC, GAS, &
SANITARY SERVICES--7.04%
 Entergy Corp. (New)                 14,200             415,350
 General Public Utilities Corp.      11,900             404,600
 Peco Energy                         25,700             774,213
 Pacific Gas & Electric Co.          27,900             791,662
 Panhandle Eastern Corp.             48,900           1,363,088
 Sonat, Inc.                          5,100             181,687
 WMX Technologies                    50,500           1,508,688
                                                      ---------
                                                      5,439,288
                                                      ---------
FABRICATED METAL
PRODUCTS--.97%
 Masco Corp.                         23,800             746,725
                                                      ---------

FOOD AND KINDRED
PRODUCTS--1.21%
 Archer-Daniels-Midland              51,930             934,740
                                                      ---------

GENERAL MERCHANDISE
STORES--6.88%
 Dillard Department Stores           43,300           1,234,050
*Federated Department Stores         44,500           1,223,750
 May Dept. Stores Co.                33,100           1,398,475
 Penney, (J.C.) Inc.                 30,600           1,457,325
                                                      ---------
                                                      5,313,600
                                                      ---------
HEALTH SERVICES--3.80%
 Columbia/HCA Healthcare Corp.       30,300           1,537,725
*Tenet Healthcare                    67,200           1,394,400
                                                      ---------
                                                      2,932,125
                                                      ---------
INSTRUMENTS & RELATED
PRODUCTS--1.08%
 Eastman Kodak Co.                   12,500             837,500
                                                      ---------

INSURANCE CARRIERS--5.50%
 Allstate Corp.                      27,000           1,110,375
 American International
  Group, Inc.                         6,700             619,750
 Chubb Corp.                          7,200             696,600
 Loews Corp.                          5,500             431,062
 Unum Corp.                          25,300           1,391,500
                                                      ---------
                                                      4,249,287
                                                      ---------



      The accompanying notes are an integral part of these financial statements.

                               AMWAY MUTUAL FUND, INC.
                               SCHEDULE OF INVESTMENTS
                                  DECEMBER 31, 1995




COMMON STOCK--97.85%                                     Market
                                     Shares               Value
                                     ------              ------
                                                           $
MACHINERY, EXCEPT
ELECTRICAL--5.62%
 Deere & Co.                         16,900             595,725
 Dresser Industries, Inc.            32,800             799,500
 International Business Machines     32,100           2,945,175
                                                      ---------
                                                      4,340,400
                                                      ---------
METAL MINING--1.63%
 Newmont Mining Corp.                27,900           1,262,475
                                                      ---------

MISCELLANEOUS MANUFAC-
TURING INDUSTRIES--.00%
*Jan Bell Marketing Warrants            762                   8
                                                      ---------

MOTION PICTURES--1.79%

 Time Warner, Inc.                   36,600           1,386,225
                                                      ---------

OIL AND GAS
EXTRACTION--7.29%
 Burlington Resources                16,000             628,000
 Occidental Petroleum Corp.          64,000           1,368,000
*Oryx Energy Co.                     22,400             299,600
 USX-Marathon Group                  70,000           1,365,000
 Union Pacific Resources             19,600             497,350
 Unocal Corp.                        50,600           1,473,725
                                                      ---------
                                                      5,631,675
                                                      ---------
PAPER & ALLIED
PRODUCTS--4.21%
 Champion International Co.          31,200           1,310,400
 International Paper Co.             28,500           1,079,437
 Kimberly-Clark Corp.                10,400             860,600
                                                      ---------
                                                      3,250,437
                                                      ---------
PETROLEUM & COAL
PRODUCTS--6.34%
 Amerada Hess Corp.                  25,300           1,340,900
 Atlantic Ritchfield Company         13,100           1,450,825
 British Petroleum Ltd.              12,600           1,286,775
 Union Pacific Corp.                 12,400             818,400
                                                      ---------
                                                      4,896,900
                                                      ---------
PRIMARY METAL
INDUSTRIES--1.79%
 Aluminum Co. of America             18,300             967,612
 *LTV Corp. (New)                    30,000             412,500
                                                      ---------
                                                      1,380,112
                                                      ---------
RAILROAD
TRANSPORTATION--.78%
 CSX Corp.                           13,200             602,250
                                                      ---------

RUBBER AND MISC.
PLASTICS PRODUCTS--2.35%
 Goodyear Tire & Rubber Co.          40,000           1,815,000
                                                      ---------

SECURITY & COMMODITY
BROKERS & SERVICES--1.99%
 Dean Witter Discover, Inc.          32,700           1,536,900
                                                      ---------

STONE, CLAY & GLASS
PRODUCTS--3.19%
 Corning, Inc.                       38,600           1,235,200
 PPG Industries                      26,900           1,230,675
                                                      ---------
                                                      2,465,875
                                                      ---------
TRANSPORTATION
BY AIR--.32%
*A M R Corp.                          3,300             245,025
                                                      ---------

TRANSPORTATION
EQUIPMENT--5.02%
 Ford Motor Co.                      59,700           1,731,300
 General Dynamics Corp.               9,200             543,950
 General Motors Corp.                30,300           1,602,112
                                                      ---------
                                                      3,877,362
                                                     ----------

 Total Common Stock--97.85%                          75,589,010
                                                     ----------
Cash (Michigan National Bank
 Money Market Account)--2.18%                         1,681,137

All Other Assets Less
Liabilities--(.03%)                                    (21,852)
                                                     ----------
NET ASSETS--100%                                     77,248,295
                                                     ----------
                                                     ----------



*Non-dividend producing as of December 31, 1995.


The accompanying notes are an integral part of these financial statements.

                               AMWAY MUTUAL FUND, INC..

                         STATEMENT OF ASSETS AND LIABILITIES
                                  DECEMBER 31, 1995



ASSETS:
Investments in securities, at market
(identified cost $67,458,776)
  (Notes 1-A and 3)                                $75,589,010
Cash                                                 1,681,137
Receivables:
Dividends                                               98,369
Interest                                                 5,169
Prepaid insurance                                        2,770
                                                   -----------
TOTAL ASSETS                                        77,376,455
                                                   -----------
LIABILITIES:
Accounts payable:
Advisory fee (Note 4)                                  104,288
Transfer agent fee (Note 4)                             18,972
Accrued expenses                                         4,900
                                                   -----------
TOTAL LIABILITIES                                      128,160
                                                   -----------
NET ASSETS:
Capital stock (20,000,000
  shares of $1.00 par value
  authorized), amount
  paid in on 10,399,006
  shares outstanding
  (Note 2)                                         $69,223,438
Overdistributed
  net investment
  income                                              (20,841)
Overdistributed
  net realized gain on
investments                                           (84,536)
Net unrealized
  appreciation on
investments                                          8,130,234
                                                   -----------
Net assets equivalent
  to $7.43 per share                               $77,248,295
                                                   -----------
                                                   -----------
COMPUTATION OF MAXIMUM
  OFFERING PRICE OF THE
  FUND'S SHARES--as of
  December 31, 1995:
Net asset value per share
($77,248,295 DIVIDED BY
10,399,006 shares)                                       $7.43
                                                   -----------
                                                   -----------
Offering price per share (net asset
value plus sales commission)
(1000/970 x $7.43)                                       $7.66
                                                   -----------
                                                   -----------


The accompanying notes are an integral part of these financial statements.


                               STATEMENT OF OPERATIONS
                             YEAR ENDED DECEMBER 31, 1995


INVESTMENT INCOME:
Income:

Dividends                                           $1,486,304
Interest                                               132,170
Security litigation settlement                          17,357
                                                    ----------
Total income                                         1,635,831
Expenses:
Advisory fee (Note 4)                                  378,693
Transfer agent fee (Note 4)                            224,896
Shareholder communications                              34,162
Data processing service (Note 5)                        30,736
Custodian fee                                           25,613
Legal services                                          25,608
Audit fees                                              21,007
Insurance                                               17,688
Taxes                                                   15,703
Registration fees                                        7,101
                                                    ----------
Total expenses                                         781,207
                                                    ----------
Fees paid indirectly (Note 5)                         (30,736)
                                                    ----------
Net expenses                                           750,471
                                                    ----------
NET INVESTMENT INCOME                                  885,360
                                                    ----------
REALIZED AND UNREALIZED
GAIN ON INVESTMENTS:

Net realized gain (Note 3)                          12,273,181
Unrealized appreciation on
  investments:
Beginning of year                                   $2,161,922
End of year                                          8,130,234
                                                    ----------

Net change in unrealized
appreciation on investments                          5,968,312
                                                    ----------
NET GAIN ON INVESTMENTS                             18,241,493
                                                    ----------
NET INCREASE IN NET ASSETS
RESULTING FROM
OPERATIONS                                         $19,126,853
                                                    ----------
                                                    ----------


                               AMWAY MUTUAL FUND, INC.
                         STATEMENTS OF CHANGES IN NET ASSETS


                                                      Year ended December 31,
                                                  -----------------------------
                                                      1995            1994
                                                   -----------    -----------
NET ASSETS FROM OPERATIONS:

Net investment income                              $   885,360     $   268,611

Net realized gain on investments                    12,273,181       2,751,964

Net increase (decrease) in unrealized
  appreciation                                       5,968,312      (6,893,752)
                                                   -----------     -----------

Net increase (decrease) in net assets resulting
  from operations                                   19,126,853      (3,873,177)
                                                   -----------     -----------

DISTRIBUTIONS TO SHAREHOLDERS:

Net investment income                                 (909,904)       (244,772)

Net realized gain from investment transactions     (12,305,317)     (2,774,081)
                                                   -----------     -----------
Total distributions to shareholders                (13,215,221)     (3,018,853)
                                                   -----------     -----------
CAPITAL SHARE TRANSACTIONS (Notes 2 and 4):

Net proceeds from sale of shares                    13,441,433      11,827,075

Net asset value of shares issued to shareholders
  in reinvestments of investment income and
  realized gain from security transactions          12,658,471       2,891,191
                                                   -----------     -----------
                                                    26,099,904      14,718,266

Payment for shares redeemed                        (13,684,375)    (10,645,747)
                                                   -----------     -----------
Net increase in net assets derived from capital
  share transactions                                12,415,529       4,072,519

Net total increase (decrease)                       18,327,161      (2,819,511)

NET ASSETS:

Beginning of year                                   58,921,134      61,740,645
                                                   -----------     -----------
End of year (includes undistributed
  (overdistributed) net investment
  income of ($20,841) and $3,703, respectively)    $77,248,295     $58,921,134
                                                   -----------     -----------
                                                   -----------     -----------


                            NOTES TO FINANCIAL STATEMENTS

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES


The Company is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company.



(A) Security Valuation--Investments in securities listed or admitted to trading on a national securities exchange are valued at their last reported sale price before the time of valuation. If a security is traded only in the over-the-counter market, or if no sales have been reported for a listed security on that day, it will be valued at the mean between the current closing bid and ask prices. Securities for which market quotations are not readily available, including any restricted securities (none at December 31, 1995), and other assets of the Fund are valued at fair market value as determined in good faith by the Fund's Board of Directors.


(B) Federal Income Taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to make distributions of income and capital gains sufficient to relieve it from substantially all federal income taxes.


(C) Security Transactions and Related Investment Income--Security transactions are accounted for on the trade date and dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Realized gains and losses from security transactions and unrealized appreciation and depreciation of investments are reported on a specific identification basis. Dividends and distributions to shareholders are recorded by the Fund on the ex-dividend date.

                               AMWAY MUTUAL FUND, INC.

                            NOTES TO FINANCIAL STATEMENTS
                                     (Continued)


NOTE 2--CAPITAL STOCK


At December 31, 1995, there were 20,000,000 shares of $1.00 par value capital stock authorized. Transactions in capital stock were as follows:



                                                      Year ended December 31,
                                                  ----------------------------
                                                      1995            1994
Shares:
 Outstanding, beginning of year                      8,566,411       8,007,216
                                                    ----------      ----------
 Sold                                                1,917,496       1,543,342
 Issued in payment of dividends                      1,734,037         428,960
                                                    ----------      ----------
                                                     3,651,533       1,972,302
 Redeemed                                            1,818,938       1,413,107
                                                    ----------      ----------
Net increase for the year                            1,832,595         559,195
                                                    ----------      ----------
Outstanding, end of year                            10,399,006       8,566,411
                                                    ----------      ----------
                                                    ----------      ----------



NOTE 3--INVESTMENT TRANSACTIONS


At December 31, 1995, the cost of investments owned was $67,517,642 for federal income tax purposes. Aggregate gross unrealized gains on securities in which there was an excess of market value over tax cost were $8,729,014. Aggregate gross unrealized losses on securities in which there was an excess of tax cost over market value were $657,646. Net unrealized gains for tax purposes were $8,071,368 at December 31, 1995.



Realized gains from sales of investments were determined on the basis of specific identification. For tax purposes, gains of $12,323,900 were realized on investments.




For the year ended December 31, 1995, cost of purchases and proceeds from sales of investments, other than corporate short-term notes, aggregated $119,335,736 and $117,814,475, respectively.


NOTE 4--INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES


The investment advisory and service contract between the Fund and Amway Management Company provides for an annual investment advisory and management fee, computed daily and payable quarterly, of .55 of 1% of total net assets. The advisory fees incurred by the Fund amounted to $378,693 in 1995. Under the Principal Underwriter Agreement between the Fund and Amway Management Company, the adviser receives a net commission for the distribution of the Fund's shares. This commission amounted to $406,631 in 1995.




Amway Stock Transfer Co. acts as the Fund's agent for transfer of the Fund's shares and disbursement of the Fund's distributions. The transfer agent fee incurred by the Fund amounted to $224,896 in 1995.


Certain officers and directors of the Fund are affiliated with the investment adviser and stock transfer agent.



The officers serve without compensation from the Fund. Directors' fees, amounting to $13,500 in 1995, were paid by Amway Management Company, the Fund's investment adviser. The director's payments consist of an annual retainer plus a per meeting fee.

                               AMWAY MUTUAL FUND, INC.

                            NOTES TO FINANCIAL STATEMENTS
                                     (Concluded)


NOTE 5--DATA PROCESSING SERVICE


Portfolio accounting services for the Fund in the amount of $30,736 are paid for through the use of directed brokerage commissions.




NOTE 6--EVENT SUBSEQUENT TO DECEMBER 31, 1995



A certain class of distributors of Amway Corporation and Amway of Canada, Ltd. (Corporations) received from each Corporation part of its distributor's profit-sharing bonus in Amway Mutual Fund, Inc. common stock shares. On January 11, 1996, the Corporations purchased 1,702,736 Amway Mutual Fund shares valued at $12,515,107 (based on the net asset value of $7.35 per share) and transferred the shares to these distributors.


SELECTED PER SHARE DATA AND RATIOS
(Selected data for each share of capital stock outstanding throughout each period.)



                                                           Year ended December 31,
                                                           -----------------------
                             1995*     1994      1993      1992      1991      1990      1989      1988      1987      1986
                             -----     ----      ----      ----      ----      ----      ----      ----      ----      ----
Net Asset Value,
  beginning of period        $6.88     $7.71     $7.57     $8.11     $6.82     $7.26     $6.49     $7.87     $7.82     $6.84
Income from investment
  operations:

Net investment income          .10       .03       .02       .02       .06       .08       .16       .16       .13       .12

Net gain (loss) on securities 1.98      (.49)      .78       .10      2.65      (.01)     1.93       .36       .47       .98
                             -----      ----      ----      ----      ----      ----      ----      ----      ----      ----
Total from investment
  operations                  2.08      (.46)      .80       .12      2.71       .07      2.09       .52       .60      1.10
                             -----      ----      ----      ----      ----      ----      ----      ----      ----      ----
Distributions:

Dividends (from net
investment income)             .11       .03       .02       .02       .06       .08       .16       .15       .13       .12
Distributions (from
  capital gains)              1.42       .34       .64       .64      1.36       .43      1.16      1.75       .42        --
                             -----      ----      ----      ----      ----      ----      ----      ----      ----      ----
Total distributions           1.53       .37       .66       .66      1.42       .51      1.32      1.90       .55       .12
                             -----      ----      ----      ----      ----      ----      ----      ----      ----      ----
Net Asset Value,
  end of period              $7.43     $6.88     $7.71     $7.57     $8.11     $6.82     $7.26     $6.49     $7.87     $7.82

Total Return**              30.55%    (5.87%)   10.85%     1.77%    41.81%     1.01%    32.83%     6.89%     8.02%    16.03%

Ratios/Supplemental Data
Net assets, end of period
  (000's omitted)          $77,248   $58,921   $61,741   $55,342   $53,238   $38,286   $39,029   $31,274   $32,765   $34,788

Ratio of expenses to
average net assets***         1.1%      1.1%      1.1%      1.1%      1.1%      1.2%      1.2%      1.3%      1.1%      1.2%

Ratio of net income to
average net assets            1.2%       .4%       .2%       .3%       .7%      1.1%      2.0%      1.9%      1.4%      1.4%

Portfolio turnover rate     173.3%     78.1%     91.5%    136.5%    160.4%    171.1%     14.6%    135.5%     15.3%     21.6%

Average commission
 rate per share             $.0598    $.0597    $.0682    $.0691    $.0697    $.0708    $.0684    $.0672    $.0669    $.0787





   *Effective May 1, 1995 Ark Asset Management Co., Inc. entered into a Sub-
    Advisory Agreement with the Fund. Kemper Financial Services previously served as the Fund's sub-advisor.


 ** Total return does not reflect the effect of the sales charge.



*** The Fund's portfolio accounting services expense in the amount of $2,500 per month ($30,000 annual base fee) was paid through the use of directed brokerage commissions. Ratio reflects fees paid with brokerage commissions only for calendar years ended December 31, 1995.

                               AMWAY MUTUAL FUND, INC.
                             INDEPENDENT AUDITORS' REPORT



To the Shareholders and
Board of Directors
Amway Mutual Fund, Inc.
Ada, Michigan




We have audited the accompanying statement of assets and liabilities of Amway Mutual Fund, Inc., including the schedule of portfolio investments, as of December 31, 1995, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the selected per share data and ratios for each of the ten years in the period then ended. These financial statements and per share data and ratios are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and per share data and ratios based on our audits.



We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and per share data and ratios are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and selected per share data and ratios. Our procedures included confirmation of securities owned as of December 31, 1995 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement and selected per share data and ratios presentation. We believe that our audits provide a reasonable basis for our opinion.



In our opinion, the financial statements and selected per share data and ratios referred to above present fairly, in all material respects, the financial position of Amway Mutual Fund, Inc. as of December 31, 1995, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the selected per share data and ratios for each of the ten years in the period then ended in conformity with generally accepted accounting principles.




                                       BDO SEIDMAN, LLP
                                       Certified Public Accountants

Grand Rapids, Michigan
January 5, 1996